ALPS Series Trust

Supplement Dated March 14, 2014 to the

Summary Prospectus for the Crystal Strategy Absolute Income Fund, Summary Prospectus for the

Crystal Strategy Absolute Return Fund and Summary Prospectus for the Crystal Strategy

Leveraged Alternative Fund (collectively, the “Summary Prospectuses”) and the Prospectus for the

Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute Return Fund and Crystal

Strategy Leveraged Alternative Fund (the “Prospectus”),

each dated December 16, 2013, as supplemented from time to time

Disclosure Related to the Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute

Return Fund and Crystal Strategy Leveraged Alternative Fund (each a “Fund”)

Effective immediately, the second paragraph in the “Investment Adviser” section of each Fund’s Fund Summary in the Summary Prospectuses and Prospectus is deleted and replaced with the following:

The Adviser, ALPS Series Trust (the “Trust”) and ALPS Distributors, Inc. have received an exemptive order from the U.S. Securities and Exchange Commission that allows the Fund to invest in both affiliated and unaffiliated investment companies in excess of the limits provided in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order. Pursuant to the exemptive order, the Adviser is responsible for determining the allocation of the Fund’s assets among the various investment companies, subject to the supervision of the Trust’s Board of Trustees.

Investors Should Retain This Supplement for Future Reference